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                           [LOGO OF ARTHUR ANDERSEN]

                                                                    Exhibit 23.1
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report dated February 10, 1999 except with respect to Notes 12 and 13 for which the dates are March 19, 1999 and October 7, 1999, respectively, included in Pac-West Telecomm, Inc.'s Form S-1 Registration Statement File No. 333-86607.


                                           /s/ Arthur Andersen LLP
                                           ARTHUR ANDERSEN LLP



San Francisco, California
December 16, 1999